                                                                   EXHIBIT 10.14


                   AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         THIS AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment, dated as of December 28, 1999, is by and among Central Parking Corporation, Central Parking System, Inc., Central Parking System Realty, Inc., Central Parking System of Massachusetts, Inc., CPC Finance of Tennessee, Inc., Kinney System of Sudbury St., Inc., and Allright Holdings, Inc. (the "Borrowers"), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A. (formerly known as NationsBank, N.A), as Agent, as amended (the "Credit Agreement").

                                   WITNESSETH

         WHEREAS, the Borrowers, the Guarantors, the Lenders, and the Agent have entered into that certain Credit Agreement dated March 19, 1999, as amended by that certain Letter Amendment to Credit Agreement dated as of June 25, 1999, as amended by that certain Letter Amendment to Credit Agreement dated as of October 27, 1999 (the "Existing Credit Agreement"); and

         WHEREAS, the Borrowers have requested, and the Lenders have agreed, to waive and amend certain provisions of the Existing Credit Agreement as more fully set forth below.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment Effective Date" is defined in Subpart 4.1.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART 2
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part 2.

         SUBPART 2.1 Name Change. All references in the Credit Documents to NationsBank Montgomery Securities LLC and to "NMS" shall hereafter refer to Banc of America Securities LLC and "BAS", respectively.

         SUBPART 2.2 Amendment to definition of "EBITDA" in Section 1.1. The definition of "EBITDA" is hereby amended in its entirety to read as follows:

                  "EBITDA" means for any period with respect to the Parent and its Subsidiaries on a consolidated basis the sum of Net Income plus Interest Expense plus all provisions for any Federal, state, local and other domestic and foreign income taxes paid during the applicable period plus depreciation, amortization and other non-cash charges plus non-recurring charges and costs of up to $38,000,000 (net of tax) for the first twelve month period following the Closing Date arising in connection with the Allright Merger as set forth on Schedule 1.1(b), in each case determined in accordance with GAAP applied on a consistent basis. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

         SUBPART 2.3 Amendments to Section 7.1(b)(ii). Section 7.1(b)(ii) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  (ii) within 60 days after the end of each fiscal year, an annual business plan and budget for the Parent and its Subsidiaries, containing, among other things, pro forma financial statements for such fiscal year; provided, however, that the annual business plan and budget for the Parent and its Subsidiaries for the fiscal year ending September 30, 2000, shall be due on or before January 10, 2000.

         SUBPART 2.4 Amendments to Section 7.9(a). Section 7.9(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  7.9 FINANCIAL COVENANTS.

                  (a) Leverage Ratio. There shall be maintained with respect to the Parent and its Subsidiaries as of the end of each fiscal quarter to occur during the periods shown, Leverage Ratio of not greater than:

                  September 30, 1999 through June 29, 2000            3.75 to 1.0
                  June 30, 2000 through December 30, 2000             3.50 to 1.0
                  December 31, 2000 through June 29, 2001             3.25 to 1.0
                  June 30, 2001 and thereafter                        3.00 to 1.0

         SUBPART 2.5 REPLACEMENT of Schedule 1.1(b). Schedule 1.1(b) of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 1.1(b) attached hereto is substituted therefor.

                                     PART 3
                                     WAIVER

         SUBPART 3.1 Annual Budget. The Lenders hereby waive the requirement of
Section 7.1(b)(ii) of the Credit Agreement that the Agent be furnished "within 30 days after the end of each fiscal year, an annual business plan and budget for the Parent and its Subsidiaries" with respect to the fiscal year ending September 30, 1999. Subject to Subpart 2.3 hereof, the Lenders further agree that the failure to observe Section 7.1(b)(ii) of the Credit Agreement with respect to the fiscal year ending September 30, 1999, shall not constitute an Event of Default under the terms of the Credit Agreement. This waiver is a one time waiver and shall be effective only in the specific circumstances provided for above and only for the purpose for which given. Except as waived or modified hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

         SUBPART 3.2 Leverage Ratio. The Lenders hereby waive the requirement of
Section 7.9(a) of the Credit Agreement for the fiscal quarter ending September 30, 1999. The Lenders further agree that the failure to observe Section 7.9(a) of the Credit Agreement for fiscal quarter ending September 30, 1999, shall not constitute an Event of Default under the terms of the Credit Agreement. This waiver is a one time waiver and shall be effective only in the specific circumstances provided for above and only for the purpose for which given. Except as waived or modified hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

                                     PART 4
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1 Amendment Effective Date. This Amendment shall be and become effective as of the date on which all of the conditions set forth in this
Part 4 shall have been satisfied or waived by the Required Lenders (the "Amendment Effective Date") and thereafter this Amendment shall be known, and may be referred to, as the "Amendment."

                  (a) Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of (i) each of the Borrowers, (ii) each of the Guarantors and (iii) the Required Lenders (as determined prior to giving effect to this Amendment).

                  (b) Payment of Amendment Fees. The Agent shall have received, for the account of each Lender approving this Amendment on or before December 28, 1999, an amendment fee equal to 0.125% the Commitment of each such Lender under the Existing Credit Agreement.

                                     PART 5
                                 MISCELLANEOUS

         SUBPART 5.1 Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 5.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         SUBPART 5.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 5.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 5.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 5.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

         SUBPART 5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.9 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

         IN WITNESS WHEREOF the Borrowers, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.


BORROWERS:                        CENTRAL PARKING CORPORATION


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

SUBSIDIARY
GUARANTORS:                      CENTRAL PARKING SYSTEMS, INC.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  CENTRAL PARKING SYSTEM REALTY, INC.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  CENTRAL PARKING SYSTEMS OF MASSACHUSETTS, INC.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  CPC FINANCE OF TENNESSEE, INC.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  KINNEY SYSTEM OF SUDBURY ST, INC.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------




                             (Signatures Continued)

                                  ALLRIGHT HOLDINGS, INC.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

AGENT:                            BANK OF AMERICA, N.A.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


LENDERS:                          SUNTRUST BANK



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  KBC BANK N.V.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  FIRST AMERICAN NATIONAL BANK



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  MERCANTILE BANK, N.A.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  NBD BANK, N.A.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  THE BANK OF NOVA SCOTIA



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  FIRST UNION NATIONAL BANK



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  WACHOVIA BANK, N.A.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  GENERAL ELECTRIC CAPITAL CORP.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  THE BANK OF NEW YORK



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  SOUTHTRUST BANK, N.A.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  BARCLAYS BANK PLC



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  FLEET BANK, N.A.



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  CHASE BANK OF TEXAS, NATIONAL
                                  ASSOCIATION



                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------




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

                                 Schedule 1.1(b)
                           EBITDA SPECIAL ADJUSTMENTS

                           CENTRAL PARKING CORPORATION
               SUMMARY OF TRANSACTION EXPENSES FOR ALLRIGHT MERGER

--------------------------------------------------------------------------------
Merger & integration expense         Actual         Forecast         Variance
--------------------------------------------------------------------------------
Edison Transaction                     7.0             --               7.0
--------------------------------------------------------------------------------
Legal                                  5.6             4.7              0.9
--------------------------------------------------------------------------------
Accounting                             1.9             1.9               --
--------------------------------------------------------------------------------
Investment Banking                    10.8            10.3              0.5
--------------------------------------------------------------------------------
Printing                                .5              .5               --
--------------------------------------------------------------------------------
Severance                             18.3            17.3              1.0
--------------------------------------------------------------------------------
Other                                  1.2              .7              0.5
--------------------------------------------------------------------------------
Contingency                            1.6
--------------------------------------------------------------------------------
System Integration
--------------------------------------------------------------------------------
Travel                                  .5
--------------------------------------------------------------------------------
Supplies & out of pocket               1.0
--------------------------------------------------------------------------------
Other professional                      .5
                                     -----
--------------------------------------------------------------------------------
SUBTOTAL                               3.6             3.5              0.1
--------------------------------------------------------------------------------
1st Quarter 2000                       5.0                              5.0
--------------------------------------------------------------------------------
Total Pre-Tax                         52.9            38.9             14.0
--------------------------------------------------------------------------------
Tax Benefit                          (15.1)           (8.9)            (6.2)
                                     -----            ----             ----
--------------------------------------------------------------------------------
TOTAL NET OF TAX                      37.8            30.0              7.8
--------------------------------------------------------------------------------





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